Subsequent Events	12 Months Ended
Jun. 30, 2023
Events After Reporting Period [Abstract]
Subsequent Events	Subsequent Events
In August 2023, we acquired TLM Partners Inc, together with its subsidiaries (“TLM”), a company that provides outsourced development services across design, engineering and art/animation for PC and console video games and other digital entertainment. TLM has particular expertise in highly complex areas of cross-play, middleware, physics, engine-level tools and technical art. TLM brings a leadership team with decades of video game industry experience and deep relationships with a wide array of platform partners and with clients in the United States and around the world including prominent games publishers and developers. TLM, a Delaware company, has subsidiaries in Canada and Ireland and a branch in Romania.

The acquisition was made pursuant to the terms of a share purchase agreement between Endava, Inc. and TLM Partners, Inc., dated August 3, 2023. The total consideration was £16.5 million and includes elements of cash, deferred and contingent consideration. Of the total consideration, £3.9 million was paid in cash at completion, which remains subject to post-closing adjustments on the cash, debt and working capital of TLM. In addition, £0.8 million of the purchase price will be held back for 24 months and be available to satisfy any warranty and indemnity claims and a mix of £11.8 million worth of cash and equity consideration is payable upon the fulfillment of certain earn-out conditions related to revenue and EBITDA of TLM during the earn-out period. The above values do not represent the fair values of the consideration elements transferred. Under the purchase agreement, there are other amounts of up to £14.9 million that are payable in future periods based on the continued service of certain employees. As these are based on continued service provided to the post-combination entity, they have been excluded from consideration and will instead be accounted for as ongoing remuneration under IFRS 2.

Given the timing of the acquisition, the Company has not yet completed the purchase price allocation.